                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 20, 2001



                              ORGANITECH USA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   00-22151                   93-0969365
-----------------------------       ------------             -------------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


                              Technion Science Park
                          Nesher, Israel 36601, Israel
                    ----------------------------------------
                    (Address of principal executive offices)


                                 972-4-830-8320
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

     The company changed its name from Incubate This!, Inc. to OrganiTECH USA, Inc., effective March 20, 2001. The name change was effected through a parent-subsidiary merger of the company's wholly-owned subsidiary, OrganiTECH USA, Inc., into the company, approved by the company's board of directors, pursuant to Section 253 of the Delaware General Corporation Law ("DGCL"). As permitted by Section 253 of the DGCL, the company changed its name upon the effective time of the merger.

     The company has been issued the new OTC Bulletin Board stock ticker symbol "ORGT".

Item 7. Financial Statements and Exhibits.

        Exhibit 99.1 Certificate of Ownership and Merger filed with the Delaware Secretary of State on March 20, 2001

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     OrganiTECH USA, Inc.

Date: March 28, 2001                                 By: /s/ LIOR HESSEL
                                                         -----------------------
                                                         Lior Hessell, CEO